KRANESHARES TRUST

Each series of KraneShares Trust (“Trust”) listed in Appendix A hereto
(each, a “Fund”)

Supplement dated August 1, 2026

to the currently effective Prospectus and Statement of Additional Information,
as supplemented, for each Fund

This supplement provides new and additional information beyond that contained in each currently effective Prospectus and the Statement of Additional Information listed above and should be read in conjunction with the Prospectus and Statement of Additional Information.

On June 23, 2026, certain directors, officers and employees of Krane Funds Advisors, LLC (“Krane” or “Adviser”), among others, through KFA Two Holdings, LLC, which is a wholly owned subsidiary of KFA One Holdings, LLC, each located at 280 Park Avenue, New York, New York 10017, acquired a 50.1% interest in Krane from China International Capital Corporation (USA) Holdings Inc. (“Transaction”). Under the Investment Company Act of 1940, as amended (the “1940 Act”), the closing of the Transaction (“Closing”) constituted a change in control of Krane and resulted in the automatic termination of the previous investment advisory agreement between the Trust and Krane, on behalf of each Fund (the “Prior Advisory Agreement”). To provide for continuity of management of the Funds, the Board of Trustees of the Trust (“Board”) approved a new investment advisory agreement (“New Advisory Agreement”), on behalf of each Fund, and the solicitation of shareholder approval of the New Advisory Agreement. The New Advisory Agreement is the same as the Prior Advisory Agreement, except with respect to its effective date.

Solicitation for shareholder approval of the New Advisory Agreement with respect to the Funds is ongoing (“Proxy Solicitation”). Until shareholder approval of the New Advisory Agreement is obtained with respect to a Fund, the information under (1) the section of the Prospectus titled “Management – Investment Adviser” and (2) the section of the Statement of Additional Information titled “Investment Adviser” is hereby amended to reflect that, the Trust, on behalf of such Fund, has entered into an interim advisory agreement with Krane (“Interim Advisory Agreement”), pursuant to which Krane is serving as investment adviser to the Fund until the earlier of November 20, 2026, or shareholders of the Fund approve the New Advisory Agreement. The Interim Advisory Agreement is the same as the Prior Advisory Agreement, except with respect to its effective date and term of the agreement and certain other differences required by regulation.

To the extent any Fund has an investment sub-adviser (“Sub-Adviser,” and such Fund (“Sub-Advised Fund”)) and relies on the manager-of-managers exemptive relief Krane has obtained from the SEC (“Exemptive Relief”), which permits Krane to hire and fire sub-advisers without shareholder approval, once such Fund’s shareholders approve the New Advisory Agreement, Krane will appoint the Sub-Adviser as sub-adviser pursuant to the Exemptive Relief and enter into a new investment sub-advisory agreement with the Sub-Adviser (“New Sub-Advisory Agreement”). To the extent any Sub-Advised Fund does not currently rely on the Exemptive Relief, shareholders are being asked to approve such reliance in the Proxy Solicitation so that Krane may appoint the Sub-Adviser as sub-adviser pursuant to the Exemptive Relief and enter into a New Sub-Advisory Agreement with the Sub-Adviser. The New Sub-Advisory Agreement for each Sub-Adviser is the same as its prior investment sub-advisory agreement (“Prior Sub-Advisory Agreement”), except with respect to its effective date.

To provide for the continuous management of each Sub-Advised Fund until shareholder approval of the New Advisory Agreement is obtained, the Board has approved an interim investment sub-advisory agreement (“Interim Sub-Advisory Agreement”) with each Sub-Adviser, which runs concurrent with Interim Advisory Agreement. Accordingly, until such time, the information under (1) the section of the Prospectus titled “Management – Investment Sub-Advisers” and (2) the section of the Statement of Additional Information titled “Sub-Advisers” is hereby amended to reflect that Krane and the Trust, on behalf of each Sub-Advised Fund have entered into the Interim Sub-Advisory Agreement with the relevant Sub-Adviser. The Interim Sub-Advisory Agreement for each Sub-Adviser is the same as its Prior Sub-Advisory Agreement, except with respect to its effective date and term.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

APPENDIX A

1. KraneShares 2X Long BABA Daily ETF (KBAB)

2. KraneShares 2X Long BIDU Daily ETF (KBDU)

3. KraneShares 2X Long JD Daily ETF (KJD)

4. KraneShares 2X Long MELI Daily ETF (KMLI)

5. KraneShares 2X Long PDD Daily ETF (KPDD)

6. KraneShares 90% KWEB Defined Outcome January 2027 ETF (KBUF)

7. KraneShares Public-Private AI & Technology ETF (AGIX)

8. KraneShares Asia Pacific High Income USD Bond ETF (KHYB)

9. KraneShares Bosera MSCI China A 50 Connect Index ETF (KBA)

10. KraneShares China Technology & Semiconductor STAR 50 Index ETF (KSTR)

11. KraneShares CSI China Internet ETF (KWEB)

12. KraneShares Electric Vehicles and Future Mobility Index ETF (KARS)

13. KraneShares Global Carbon Strategy ETF (KRBN)

14. KraneShares Global Humanoid Robotics and Physical AI Index ETF (KOID)

15. KraneShares Hang Seng TECH Index ETF (KTEC)

16. KraneShares Hedgeye Hedged Equity Index ETF (KSPY)

17. KraneShares KWEB Covered Call Strategy ETF (KLIP)

18. KraneShares Mount Lucas Managed Futures Index Strategy ETF (KMLM)

19. KraneShares MSCI All China Health Care Index ETF (KURE)

20. KraneShares MSCI China Clean Technology Index ETF (KGRN)

21. KraneShares MSCI Emerging Markets ex China Index ETF (KEMX)

22. KraneShares Public-Private Emerging Markets Internet and Technology ETF (KEMQ)

23. KraneShares Value Line® Dynamic Dividend Equity Index ETF (KVLE)

24. KraneShares Wahed Alternative Income Index ETF (KWIN)